 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2018

SS&C Technologies Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT (Address of Principal Executive Offices)		06095 (Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Merger Agreement

On January 11, 2018, SS&C Technologies Holdings, Inc. (“SS&C”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among SS&C, Diamond Merger Sub, Inc., a wholly owned subsidiary of SS&C (“Merger Subsidiary”) and DST Systems, Inc. (“DST”). Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been approved by the boards of directors of SS&C and Merger Subsidiary, Merger Subsidiary will merge with and into DST (the “Merger”), whereupon the separate existence of Merger Subsidiary will cease and DST will be the surviving corporation and a wholly owned subsidiary of SS&C.

Upon the consummation of the Merger (the “Effective Time”), each outstanding share of the common stock of DST (the “DST Stock”), other than certain excluded shares, will be converted into the right to receive $84.00 in cash, without interest (the “Merger Consideration”). At the Effective Time, (i) each outstanding vested DST equity award will be cancelled and converted into the right to receive a cash payment equal to the product of (a) (1) for each DST equity award of options to purchase shares of DST Stock (“Option”), the excess, if any, of the Merger Consideration over the exercise price per share of DST Stock represented by such Option and (2) for each other DST equity award, the Merger Consideration, multiplied by (b) the number of shares of DST Stock subject to such DST equity award, (ii) each outstanding unvested Option and outstanding unvested award of restricted stock units will be converted into an equivalent equity award with respect to common stock of SS&C (the “SS&C Stock”), subject to the same terms and conditions as generally applicable to the original DST equity award and (iii) each outstanding unvested award of performance stock units will, according to its terms, be converted into an award of time-vesting restricted stock units with respect to SS&C Stock (based on actual performance for the applicable performance period), subject to the same terms and conditions as generally applicable to the original DST equity award.

Each party’s obligation to complete the Merger is subject to various customary conditions, including (i) approval of the Merger Agreement by the holders of a majority of the outstanding shares of DST Stock, (ii) there being no applicable law, order, judgment or other legal restraint, preliminary, temporary or permanent, and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the Merger, (iii) the expiration or termination of the applicable Hart-Scott-Rodino waiting period and the receipt of requisite approvals under the competition law of Ireland, (iv) the receipt of specified regulatory consents and approvals, (v) performance by the other party in all material respects of its obligations under the Merger Agreement and (vi) the accuracy of the representations and warranties of the other party, subject to specified materiality standards. Closing is not subject to any vote of SS&C’s stockholders or conditioned on the availability, obtaining or receipt of financing for the transaction.

DST and SS&C have each made customary representations, warranties and covenants in the Merger Agreement. DST has agreed, among other things, (a) subject to certain exceptions, to conduct its business in the ordinary course of business consistent with past practices between the date of the Merger Agreement and the effective time of the Merger and not to take certain specified actions during such period and (b) not to solicit competing acquisition proposals or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative acquisition proposal.

However, prior to DST’s stockholders adopting the Merger Agreement, DST may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal. Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, including providing SS&C with a three-business day notice period (or shorter period for subsequent notices) to adjust the terms and conditions of the Merger Agreement, DST may change its recommendation to its stockholders regarding the Merger or terminate the Merger Agreement to accept a superior proposal.

The Merger Agreement contains certain termination rights for both DST and SS&C and further provides that, upon termination of the Merger Agreement under certain circumstances, including if DST terminates the Merger Agreement to accept a superior proposal, DST may be required to pay SS&C a termination fee equal to $165 million as a condition to its ability to exercise its right to terminate the Merger Agreement and accept the superior proposal.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about SS&C, DST or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships between the parties to the Merger Agreement; and may be subject to standards of materiality applicable to contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SS&C, DST or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SS&C’s or DST’s public disclosures.

Financing

SS&C intends to finance (i) the payment of the Merger Consideration and associated fees and expenses, (ii) the refinancing of indebtedness outstanding under SS&C’s and DST’s existing credit agreements, indentures and note purchase agreements and (iii) the payment of fees and expenses with respect to the Merger and the financing with cash on hand and:

•	senior secured credit facilities comprised of:

o	a senior secured term loan B facility to be made available to SS&C Technologies, Inc., in an aggregate principal amount equal to $6,873 million less the aggregate principal amount of the Term B-2 Facility (as defined below) (the “Term B-1 Facility”);

o	a senior secured term loan B facility to be made available to SS&C Technologies Holdings Europe S.a r.L. and SS&C European Holdings S.a r.L., each a wholly owned subsidiary of SS&C, in an aggregate principal amount between $1,300 million and $1,700 million as determined by SS&C Technologies, Inc. (the “Term B-2 Facility” and, together with the Term B-1 Facility, the “Term Loan Facilities”); and

o	a senior secured revolving credit facility to be made available to SS&C Technologies, Inc. in an aggregate principal amount of $250 million (the “Revolving Facility” and, together with the Term Loan Facilities, the “Senior Secured Credit Facilities”) (which, subject to certain exceptions set forth in the Financing Commitment Letter (as defined below), is expected to be undrawn at the closing of the Merger); and

•	$1,250 million in aggregate gross proceeds from the issuance of senior unsecured senior notes in a public offering or private placement (the “Notes”) and/or the issuance of shares of SS&C’s equity in a public offering (“Equity Securities”), and to the extent that the aggregate gross proceeds from the issuance of Notes and/or Equity Securities is less than $1,250 million, a senior unsecured bridge loan facility up to an aggregate principal amount of $1,250 million (less the gross proceeds received from the issuance of the Notes and/or Equity Securities and available for use (if any)) (the “Bridge Facility” and, together with the Senior Secured Credit Facilities, the “Debt Facilities”).

The aggregate amounts of the Senior Secured Credit Facilities described above are subject to reduction on a dollar-for-dollar basis to the extent SS&C is able to enter into an amendment of its Credit Agreement, dated as of July 8, 2015, as amended, restated, supplemented or otherwise modified from time to time, by and among SS&C, SS&C Technologies, Inc., SS&C Technologies Holdings Europe S.a r.L. and SS&C European Holdings S.a r.L, the lenders from time to time party thereto and Deutsche Bank AG New York Branch, as administrative agent, as described in the Financing Commitment Letter (as defined below).

The aggregate amounts of the Term B-1 Facility and the Bridge Facility described above are subject to reduction on a dollar-for-dollar basis to the extent SS&C is able to enter into a successful consent solicitation to its Indenture, dated as of July 8, 2015, by and among SS&C, certain of its subsidiaries and Wilmington Trust, National Association, that governs its existing senior notes, as described in the Financing Commitment Letter.

Item 7.01.	Regulation FD Disclosure

A copy of the joint press release of SS&C and DST dated January 11, 2018 announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

A copy of the investor presentation prepared by SS&C dated January 11, 2018 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

Financing Commitment

In connection with the Merger Agreement, SS&C Technologies, Inc. entered into a commitment letter, dated January 11, 2018 (the “Financing Commitment Letter”), with Credit Suisse AG, Cayman Islands Branch (“Credit Suisse AG”), Credit Suisse Securities (USA) LLC (“Credit Suisse Securities” and, together with Credit Suisse AG, “Credit Suisse”) and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”, and together with Credit Suisse, the “Commitment Parties”) in connection with the Merger. Pursuant to the Financing Commitment Letter, the Commitment Parties have committed to provide to SS&C Technologies, Inc. (i) the Senior Secured Credit Facilities and (ii) to the extent that the aggregate gross proceeds of the Notes and/or Equity Securities issued and sold on or prior to the closing date of the Merger is less than $1,250 million, the Bridge Facility.

In addition to entering into the Financing Commitment Letter, SS&C Technologies, Inc. has also entered into an engagement letter with affiliates of the Commitment Parties to engage them in connection with the issuance and sale of the Notes and the Equity Securities.

The Commitment Parties’ obligations to provide the Debt Facilities are subject to a number of customary conditions precedent, including entry into customary documentation and completion of a customary marketing period.

* * *

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between SS&C and DST. In connection with this proposed business combination, DST may file one or more proxy statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement DST may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DST ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by SS&C and/or DST through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SS&C will be available free of charge on SS&C’s internet website at http://www. ssctech.com or by contacting SS&C’s Investor Relations Department by email at InvestorRelations@sscinc.com. Copies of the documents filed with the SEC by DST will be available free of charge on DST’s internet website at https://www.dstsystems.com or by contacting DST’s Investor Relations Department by calling (816) 435-4925.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this communication constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions, and other statements that are other than statements of historical facts. The forward-looking statements contained herein include, but are not limited to, statements about the expected effects on SS&C of the proposed acquisition of DST, the expected timing and conditions precedent relating to the proposed acquisition of DST, anticipated earnings enhancements, synergies, and other strategic options. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “estimates”, “projects”, “forecasts”, “may”, “assume”, “anticipates”, “intend”, “will”, “continue”, “opportunity”, “predict”, “potential”, “future”, “guarantee”, “likely”, “target”, “indicate”, “would”, “could” and “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Such statements reflect management’s best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to obtain financing and the terms of any financing; the inability to integrate successfully DST within SS&C and to obtain anticipated synergies; exposure to potential litigation; and changes in anticipated costs related to the acquisition of DST. Additional factors that could cause actual results and developments to differ materially include, among others, the state of the economy and the financial services industry, SS&C’s ability to finalize large client contracts, fluctuations in customer demand for SS&C’s products and services, intensity of competition from application vendors, delays in product development, SS&C’s ability to control expenses, terrorist activities, risks of cyberattacks, exposure to litigation, SS&C’s ability to integrate acquired businesses, the effect of the acquisitions on customer demand for SS&C’s products and services, the market price of SS&C’s stock prevailing from time to time, SS&C’s cash flow from operations, general economic conditions, and those risks discussed in the “Risk Factors” section of SS&C’s and DST’s 2016 Annual Reports on Form 10-K and 2017 Quarterly Reports on Form 10-Q, which are on file with the SEC. Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, SS&C undertakes no obligation to update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of January 11, 2018, by and among DST Systems, Inc., SS&C Technologies Holdings, Inc. and Diamond Merger Sub, Inc.*
99.1	Press Release dated January 11, 2018, issued by SS&C Technologies Holdings, Inc. and DST Systems, Inc.
99.2	Investor Presentation dated January 11, 2018 prepared by SS&C Technologies Holdings, Inc.
* Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. SS&C agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that SS&C may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.
Date: January 11, 2018	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

Exhibit Index

2.1	Agreement and Plan of Merger, dated as of January 11, 2018, by and among DST Systems, Inc., SS&C Technologies Holdings, Inc. and Diamond Merger Sub, Inc.*
99.1	Press Release dated January 11, 2018, issued by SS&C Technologies Holdings, Inc. and DST Systems, Inc.
99.2	Investor Presentation dated January 11, 2018 prepared by SS&C Technologies Holdings, Inc.

* Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. SS&C agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that SS&C may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.